SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549

                                 FORM 8-K
                              CURRENT REPORT
                 Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 15, 1997

                    AMERICAN HOME PRODUCTS CORPORATION
          (Exact name of registrant as specified in its charter)

     Delaware                         1-1225                  13-2526821
     (State or other jurisdiction  (Commission              (I.R.S. Employer
     of incorporation or           File Number)             Identification
     organization)                                          Number)

                 Five Giralda Farms, Madison, New Jersey         07940
                 (Address of Principal Executive Offices)        (Zip Code)

     Registrant's telephone number, including area code (973)660-5000

                         Not Applicable
     (Former name or address, if changed since last report)

Item 5. Other Events

Incorporated by reference are two press releases issued September 15, 1997 concerning the Registrant's announcement of the voluntary market withdrawal of dexfenfluramine marketed under the name Redux by the Registrant's Wyeth-Ayerst Laboratories division ("Wyeth-Ayerst"), and fenfluramine, manufactured and marketed by Wyeth-Ayerst under the name Pondimin.

Item 7.  Financial Statements and Exhibits

     (c)  The following exhibits are filed herewith:

     Exhibit 99.1 - Press release issued September 15, 1997

     Exhibit 99.2 - Press release issued September 15, 1997

                         SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf by the undersigned thereunto duly authorized.

                         AMERICAN HOME PRODUCTS CORPORATION

                         By:  /s/ Paul J. Jones
                              Paul J. Jones
                              Vice President and Comptroller

Date:  September 15, 1997